UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 3, 2005


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-25148                   11-2974651
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)               File No.)             Identification No.)


425B Oser Avenue, Hauppauge, New York                               11788
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.


            Between February 3, 2005 and March 3, 2005, Global Payment Technologies, Inc. (the "Company") issued 77,300 shares of its common stock to Laurus Master Fund, Ltd. ("Laurus") upon the conversion of $329,298 of the aggregate principal amount of a $1,500,000 secured convertible term note (the "Note"), dated as of March 15, 2004, made by the Company in favor of Laurus. The issuance of the Note to Laurus and the conversion terms of the Note were previously reported by the Company in a Current Report on Form 8-K dated March 16, 2004. No sales commissions were paid in connection with this transaction. The shares of the Company's common stock issued to Laurus upon the partial conversion of the Note were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 4, 2005            GLOBAL PAYMENT TECHNOLOGIES, INC.


                                      By: /s/ Thomas McNeill
                                         ---------------------------------------
                                         Name: Thomas McNeill
                                         Title: Vice President, Chief Financial
                                                Officer and Secretary